Exhibit 99.4

LIBERTY BANCSHARES, INC.

C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS

PO BOX 1342

BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 31, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 31, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
	D91177-S52422	KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

LIBERTY BANCSHARES, INC.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT AND APPROVE THE
MERGER AGREEMENT, AND "FOR" THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL
PROXIES.

		For	Against	Abstain

1.	To adopt and approve the Agreement and Plan of Merger dated as of May 26, 2022, by and among Middlefield Banc Corp., MBCN Merger Subsidiary, LLC, and Liberty Bancshares, Inc. (the “Merger Agreement”).	☐	☐	☐

2.

To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to adopt and approve the Merger Agreement.

		☐	☐	☐

To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL TO ADOPT AND APPROVE THE MERGER AGREEMENT, AND "FOR" THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES AND OTHERWISE AT THE DISCRETION OF THE PROXIES, INCLUDING OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Special Meeting of Shareholders and a Joint Proxy Statement/Prospectus.

Note:  Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

SPECIAL MEETING OF SHAREHOLDERS OF

LIBERTY BANCSHARES, INC.

November 1, 2022

A Special Meeting of Shareholders of Liberty Bancshares, Inc. will be held on November 1, 2022 at 5:00 p.m.

Eastern Time, at Liberty’s Ada Office, 118 South Main Street, Ada, Ohio 45810.

Please complete, sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

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D91178-S52422

LIBERTY BANCSHARES, INC.

PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 1, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Patricia A. Arnett and Heather R. Cox, or any of them, proxies of the undersigned, with full power of substitution, to vote all of the common shares of Liberty Bancshares, Inc. (“Liberty” or the “Corporation”) that the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Corporation to be held on November 1, 2022, at 5:00 p.m. Eastern Time, at Liberty’s Ada Office, 118 South Main Street, Ada, Ohio 45810, and at any adjournment or postponement thereof as follows.

(Continued and to be marked, dated and signed on the reverse side)